SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 13, 2004
                                                          --------------



                             PYR Energy Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Maryland                    0-20879                  95-4580642
----------------------------        ------------------      -----------------
(State or other jurisdiction        (Commission File           (IRS Employer
 of incorporation)                   Number)                Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748
                                                            -------------

Item 5. Other Events.
        ------------

     Press Release. The press release of the Registrant dated April 13, 2004, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.
         ---------------------------------

         (c) Exhibits.

                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
------            -----------

99.1              Press release dated April 13, 2004.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 15, 2004                        PYR ENERGY CORPORATION



                                             By:/s/ D. Scott Singdahlsen
                                                -------------------------------
                                                    D. Scott Singdahlsen
                                                    Chief Executive Officer